SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Biotech HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-89355
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              99.1 Biotech HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated March 12, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date:  April 4, 2003                     By:   /s/ MITCHELL M. COX
                                               --------------------------------
                                               Name:   Mitchell M. Cox
                                               Title:  First Vice President

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

         (99.1) Biotech HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated March 12, 2002.